                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                           EXCEL REALTY PARTNERS, L.P.

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EXCEL REALTY PARTNERS, L.P., dated as of August 20, 1999 ("AMENDMENT"), is entered into by and among New Plan DRP Trust, a Maryland real estate investment trust, as the "GENERAL PARTNER", New Plan Excel Realty Trust, Inc., a Maryland corporation ("NPXL") and the Persons whose names are set forth on Exhibit A as attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

        WHEREAS, Excel Realty Partners, L.P. (the "PARTNERSHIP") was formed pursuant to that certain Agreement of Limited Partnership of Excel Realty Partners, L.P., dated as of April 24, 1995, as amended by that certain First Amendment to the Agreement of Limited Partnership of Excel Realty Partners, L.P., dated as of December 31, 1995 and further amended in its entirety by that certain Amended and Restated Agreement of Limited Partnership dated as of June 25, 1997 (the "PARTNERSHIP AGREEMENT"); and

        WHEREAS, by an Assignment of General Partnership Interest of even date herewith ("ASSIGNMENT"), NPXL, as successor by merger to Excel Realty Trust, Inc., has assigned NPXL's entire general partnership interest in the Partnership to General Partner, and by an Acceptance of even date herewith ("ACCEPTANCE"), General Partner has agreed to become the successor general partner of the Partnership; and

        WHEREAS, the requisite number of Limited Partners have consented to the Assignment, the Acceptance and the consequent substitution of General Partner in the place of NPXL as the general partner of the Partnership, conditioned upon, and in consideration of NPXL's and General Partner's execution and delivery of this Amendment concurrently with the consummation of the Assignment transaction; and

        WHEREAS, the Partnership has obtained the required consent from all other persons and/or entities (as applicable, pursuant to other contractual obligations of the Partnership) to the Assignment, the Acceptance and the consequent substitution of General Partner in the place of NPXL as the general partner of the Partnership; and

        WHEREAS, the parties now wish to amend the Partnership Agreement in certain respects.

        NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree that the Partnership Agreement is amended as follows:

        1. Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

        2. The definition of "ADJUSTMENT FACTOR" in the Partnership Agreement is hereby amended by replacing the phrase "the General Partner" with the word "NPXL" each time it appears in paragraphs (a), (b) and (c) of said definition.

        3. The definition of "GENERAL PARTNER" in the Partnership Agreement is hereby amended to read as follows:

                "'GENERAL PARTNER' means New Plan DRP Trust, a Maryland real estate investment trust, and its successors and assigns, as the general partner of the Partnership in their capacities as general partner of the Partnership."

        4. The definition of "REIT SHARE" in the Partnership Agreement is hereby amended to read as follows:

                "'REIT SHARE' means a share of the common stock, par value $.01 per share of New Plan Excel Realty Trust, Inc., a Maryland corporation ("NPXL")."

        5. The definition of "REIT SHARES AMOUNT" in the Partnership Agreement is hereby amended by replacing the phrase "the General Partner" with the word "NPXL" each time it appears in said definition.

        6. The last sentence of Section 5.1 of the Partnership Agreement is hereby amended to read as follows:

                "The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with NPXL's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable NPXL to pay shareholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (the "REIT REQUIREMENTS") and (b) avoid any federal income or excise tax liability of the General Partner and NPXL."

        7. Section 7.3C(5) of the Partnership Agreement is hereby amended to read as follows:

                "(5) to reflect such changes as are reasonably necessary for NPXL to maintain its status as a REIT or to satisfy the REIT Requirements; and"

        8. For purposes of Article 11 of the Partnership Agreement, the definition of "TRANSFER" in the Partnership Agreement is hereby amended to include, without limiting the generality of the definition set forth in the Partnership Agreement, any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), Pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law of any equity interests or securities in General Partner, of any nature or character whatsoever (including, but not limited to, rights of any nature or character, to purchase and/or convert into equity interests or securities of General Partner).

        9.      Section 11.6D(c) is hereby amended to read as follows:

                "(c) in the event that such Transfer would cause NPXL to cease to comply with the REIT Requirements;"

        10. Section 7.12 is hereby added to the Partnership Agreement to read as follows:

                "SECTION 7.12 CONTINUING OBLIGATIONS OF NPXL

                A. Notwithstanding the Assignment or Section 11.2 of the Partnership Agreement to the contrary, NPXL unconditionally and irrevocably agrees to be jointly and severally obligated (along with General Partner) to satisfy the "General Partner Obligations" as defined in Exhibit "B" attached hereto and hereby incorporated herein (the "GENERAL PARTNER OBLIGATIONS"). The obligations of NPXL hereunder are in addition to, and independent of, the obligations of General Partner. A separate action or actions may be brought and prosecuted against NPXL whether an action is brought against General Partner or whether General Partner is joined in any such action or actions. NPXL further agrees that it may be joined in any action against General Partner in connection with the General Partner Obligations and recovery may be had against NPXL in any such action. The Partners acknowledge that NPXL's obligations under this Section
7.12 are primary obligations and not that of a guarantor or surety.

                B. NPXL hereby covenants that if any Qualifying Party tenders Partnership Units for Redemption pursuant to the Partnership Agreement and their respective Partner Schedules, and if the General Partner of the Partnership, elects pursuant to Section 8.6B of the Partnership Agreement and the provisions of the respective Partner Schedules, to acquire some or all of the Tendered Units in exchange for REIT Shares, then (i) NPXL will cause such REIT Shares to be issued as required to accomplish the Redemption, and (ii) to the extent the Qualifying Party has been granted registration rights with respect to any REIT Shares issued pursuant to Section 8.6B of the Partnership Agreement, such registration rights shall continue to apply, without modification."

        IN WITNESS WHEREOF, the General Partner, NPXL and the Limited Partners have adopted this Agreement as of the date first written above by the affirmative vote of the General Partner and a Majority in Interest of the Limited Partners, and the General Partner and NPXL



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

have executed this Agreement as of the date first written above.

        GENERAL PARTNER:                NEW PLAN DRP TRUST

                                        By: /s/ STEVEN SIEGEL
                                           -------------------------------------

                                        Its: SENIOR VICE PRESIDENT
                                            ------------------------------------

        "NPXL"                          NEW PLAN EXCEL REALTY TRUST, INC.

                                        By: /s/ STEVEN SIEGEL
                                           -------------------------------------

                                        Its: SENIOR VICE PRESIDENT
                                           -------------------------------------

                                   EXHIBIT "A"

                            LIST OF LIMITED PARTNERS

                                   [ATTACHED]

                                   EXHIBIT "A"

                            LIST OF LIMITED PARTNERS

-------------------------------------------------------------------------------------------
W.D.C. Real Estate                                Bright Meyers Development Corp.
P.O. Box 923389                                   c/o Fletcher Bright Co.
Norcross, GA  30010-3389                          537 Market St., Ste. 400
                                                  Chattanooga, TN  37402
-------------------------------------------------------------------------------------------
Harry B. Borders                                  George Bright
2604 Summerfield Dr.                              1511 Chickamauga Trail
Louisville, KY  40220                             Lookout Mountain, GA  30750
-------------------------------------------------------------------------------------------
James A. Brown                                    Paula M. Brown
c/o Fletcher Bright Co.                           504 Barrington Road
537 Market St., Suite 400                         Signal Mountain, TN  37377
Chattanooga, TN  37402
-------------------------------------------------------------------------------------------
W. Michael Caldwell                               Barry  Alford
P.O. Box 923389                                   10719 Hobbs Road Station
Norcross, GA  30010-3389                          Louisville, KY   40223
-------------------------------------------------------------------------------------------
Charles  Ambler                                   Donald A.  Barkley
c/o J. Lawrence, Patten & Patten                  4279 Bakers Farm Place, NW
520 Lookout Street                                Atlanta , GA  30339
Chattanooga, TN  37403
-------------------------------------------------------------------------------------------
Jane R. Benton                                    Joan Blake  Benton
409 Brady Point Road                              6 South Wood Drive
Signal Mountain , TN  37377                       Greenville , SC  29605
-------------------------------------------------------------------------------------------
Oliver  Benton, Jr.                               Barbara R. Blake
409 Brady Point Road                              1516 Sunset Road
Signal Mountain , TN  37377                       Chattanooga, TN  37405
-------------------------------------------------------------------------------------------
E. Wells  Blake, Jr.                              Edward W. & Barbara R. Blake
823 Cherokee Lane                                 1516 Sunset Road
Signal Mountain, TN  37377                        Chattanooga , TN  37405
-------------------------------------------------------------------------------------------
Fletcher Bright                                   Edward E.  Brown, Jr.
118 N. Hermitage Avenue                           Brown Associates
Lookout Mountain, TN  37350                       P.O. Box 11507
                                                  Chattanooga, TN  37401-2507
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Esther A.  Brown                                  Charles T. & Betty B. Cady,
P.O. Box 11507                                    Revocable Trust
Chattanooga, TN  37401-2507                       Pioneer Bank
                                                  Attn:  Debbie Frank
                                                  P.O. Box 1527
                                                  Chattanooga, TN  37401
-------------------------------------------------------------------------------------------
Mary Frances Campbell                             Louise W.  Conley
16 Bartram Road                                   303 East Brow Road
Lookout Mountain, TN  37350-1502                  Lookout Mountain , TN  37350
-------------------------------------------------------------------------------------------
George  Dickinson                                 Margaret T.  Dillender
Fletcher Bright Company                           120 Wilder Dr.
1837 Powers Ferry Rd., Bldg. 13                   Signal Mountain, TN  37377
Atlanta, GA  30339
-------------------------------------------------------------------------------------------
R. Park  Ellis                                    Edward W. Finlay
Fletcher Bright Company                           Attn:  Dick Stewart, Sun Trust Bank, CUST
1837 Powers Ferry Rd., Building 13                PO Box 1638
Atlanta, GA  30339                                Chattanooga, TN  37401
-------------------------------------------------------------------------------------------
Christine R. Gilley                               Martha  Glenn
721 East Brow Road                                1416 Heritage Landing Dr.
Lookout Mountain , TN  37350                      Chattanooga, TN  37405
-------------------------------------------------------------------------------------------
Doris  Jamesin                                    U/A Nell Evans  Johnson
Route 4, Box 107E                                 First Tennessee Bank, CUST
Pikeville, TN  37367                              701 Market Street
                                                  Chattanooga, TN  37402
-------------------------------------------------------------------------------------------
Thomas  Jones, DTD 7/23/83                        Richard  Lasky, M.D.
c/o Frances F. Jones                              8320 E. Crestwood Circle
304 South Palisades Drive                         Tucson, AZ  85750
Signal Mountain, TN  37377
-------------------------------------------------------------------------------------------
John M. Martin                                    C. Scott Mayfield, Jr.
900 Cumberland Rd.                                P. O. Box 788
Chattanooga, TN  37409                            Athens, TN  37371-0788
-------------------------------------------------------------------------------------------
Fontaine P. Moore                                 S.B. Rymer, III
Pioneer Bank, Mail Teller                         45 Lakeshore Lane
P.O. Box 1527                                     Chattanooga, TN  37415
Chattanooga, TN  37401
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Rachel B. Savage                                  Victor P.  Serodino
1610 Rockland Ct.                                 P.O. Box 4539
Cleveland, TN  37311                              Chattanooga, TN  37405-0539
-------------------------------------------------------------------------------------------
Robert T. Spalding, M.D.                          Carolyn H. Stilwel
c/o Patten & Patten, Inc.                         111 Constitution Dr.
520 Lookout Street                                Chattanooga, TN  37405
Chattanooga, TN  37402
-------------------------------------------------------------------------------------------
Dr. Wayne E.  Tipps                               Frank J. B. Varallo
902 West Brow                                     5790 Brainerd Road
Lookout Mountain, TN  37350                       Chattanooga, TN  37411
-------------------------------------------------------------------------------------------
Frank J. B. Varallo Irrevocable Trust             Fletcher Bright Company
R. Federick DeCosimo, TTEE                        537 Market Street, Ste. 400
1100 Tallan Bldg., Two Union Square               Chattanooga, TN  37402
Chattanooga , TN  37402
-------------------------------------------------------------------------------------------
Fletcher Bright Company                           Unity Investors, LLC
1300 First Tennessee Building                     c/o Peter Van Hauer
Chattanooga, TN  37402                            632 Turnpike Road
                                                  Minneapolis, MN  55416
-------------------------------------------------------------------------------------------
Stratford/Granite, L.L.C. Attn:  Farah Davis      Briggsmore Plaza
P.O. Box 1928                                     c/o Albert B. Glickman & Associates
Mt. Airy, NC  27030                               9864 Wilshire Blvd.
                                                  Beverly Hills, CA  90210
-------------------------------------------------------------------------------------------
G&H Associates                                    Albert B. Glickman
c/o Albert B. Glickman & Associates               9864 Wilshire Blvd.
9864 Wilshire Blvd.                               Beverly Hills, CA  90210
Beverly Hills, CA  90210
-------------------------------------------------------------------------------------------
Jerry G. Crumpler                                 Montebello Plaza Co.
22601 Pacific Coast Hwy. #220                     c/o Albert B. Glickman & Associates
Malibu, CA  90265                                 9864 Wilshire Blvd.
                                                  Beverly Hills, CA  90210
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Paradise Plaza Co.                                St. Francis Associates, L.P.
c/o Albert B. Glickman & Associates               SFA Mgmt. Corp.
9864 Wilshire Blvd.                               44 Montgomery St.
Beverly Hills, CA  90210                          San Francisco, CA  94104
-------------------------------------------------------------------------------------------
Jonathan C. Whitman, Trustee                      Lakeside Development Company
Jonathan C. Whitman UTA 2/22/92                   c/o THF Realty Inc
1160 Bryant St.                                   955 Executive Parkway Sutie 210
San Francisco, CA  94103                          St Louis, MO  63141
-------------------------------------------------------------------------------------------

                                   EXHIBIT "B"

                           GENERAL PARTNER OBLIGATIONS

        For purposes of this Amendment, the "General Partner Obligations" shall mean, without limitation unless expressly provided herein to the contrary, all of General Partner's obligations as a general partner of the Partnership, including but not limited to those obligations under the Partnership Agreement, other legal and/or equitable obligations of general partners under applicable law, contractual obligations of the Partnership, and other legal and equitable obligations of the Partnership. The purpose of Section 7.12 of the Partnership Agreement and the General Partner Obligations is to give the Limited Partners exactly the same legal rights and remedies against NPXL after the Assignment transaction as the Limited Partners had prior to the Assignment transaction.

        Without limiting the foregoing standard and scope of the General Partner Obligations, the following are examples of obligations that are included within the definition of "General Partner Obligations":

        (i) General Partner's obligations as a general partner of the Partnership whether resulting from the Partnership Agreement, the related Partner Schedules or other legal or equitable state or federal obligations of general partners (e.g. fiduciary obligations);

        (ii) General Partner's obligations as a general partner of the Partnership relating to the Partnership's obligations under:

                (1)     applicable state or federal law (legal or equitable);

                (2) the underlying retail leases and related agreements (which have been assumed or executed by the Partnership) regarding the retail projects owned, or ground leased, by the Partnership ("PROJECTS"), and, if applicable, the related ground leases;

                (3) the underlying debt of the Projects (which have been assumed by the Partnership to the extent the same is recourse); and

                (4) the various contracts and agreements relating to the Projects (which have been assumed or executed by the Partnership).



                                      B-1